EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Lou Ann Kicker, Chief Financial Officer of Global Express Capital Real Estate Investment Fund I, LLC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002 (the "Periodic Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Global Express Capital Real Estate Investment Fund I, LLC.

      Dated: November 25, 2002


                                                   /s/ Lou Ann Kicker
                                                   -----------------------------
                                                   Lou Ann Kicker
                                                   Chief Financial Officer

                                  CERTIFICATION

      I, Connie Farris, Chief Executive Officer of Global Express Capital Real Estate Investment Fund, I, LLC., certify that:

      1. I have reviewed this Periodic Report on Form 10-QSB of Global Express Capital Real Estate Investment Fund, I, LLC;

      2. Based on my knowledge, this Periodic Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Periodic Report;

      3. Based on my knowledge, the financial statements, and other financial information included in this Periodic Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the period presented in this Periodic Report;

      4. I am responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in paragraph (c) of this section) for the registrant and have:

      i. Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which the periodic reports are being prepared;

      ii. Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Periodic Report ("Evaluation Date"); and

      iii. Presented in this Periodic Report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

      5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent function):

      i. All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

      ii. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

      6. I have indicated in this Periodic Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Dated: November 25, 2002                              /s/ Connie S. Farris
                                                   -----------------------
                                                   Connie Farris
                                                   Chief Executive Officer


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

                                  CERTIFICATION

      I, Lou Ann Kicker, Chief Financial Officer of Global Express Capital Real Estate Investment Fund, I, LLC., certify that:

1. I have reviewed this Periodic Report on Form 10-QSB of Global Express Capital Real Estate Investment Fund, I, LLC;

2. Based on my knowledge, this Periodic Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Periodic Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Periodic Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the period presented in this Periodic Report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in paragraph (c) of this section) for the registrant and have:

      i. Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which the periodic reports are being prepared;

      ii. Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Periodic Report ("Evaluation Date"); and

      iii. Presented in this Periodic Report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent function):

      i. All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

      ii. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this Periodic Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Dated: November 25, 2002                /s/ Lou Ann Kicker
                                        ------------------------------------
                                        Lou Ann Kicker,
                                        Acting Chief Financial Officer


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